Taxes on Income	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
TAXES ON INCOME

NOTE 15 – TAXES ON INCOME

A.	The Company is subject to income taxes under Israeli tax laws:

1.	Corporate tax rates in Israel

The Israeli corporate tax rates were 23%, 24% and 25% in the years 2018, 2017 and 2016, respectively.

In January 2016, the Law for Amending the Income Tax Ordinance (No. 216) (Reduction of Corporate Tax Rate), 2016 was approved, which includes a reduction of the corporate tax rate from 26.5% to 25%, effective from January 1, 2016.

In December 2016, the Israeli Parliament approved the Economic Efficiency Law 2016 (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), which reduces the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

2.	As of December 31, 2018, the Company generated net operation losses of approximately USD 18,711, which may be carried forward and offset against taxable income in the future for an indefinite period.

3.	The Company is still in its development stage and has not yet generated revenues, therefore, it is more likely than not that sufficient taxable income will not be available for the tax losses to be utilized in the future. Therefore, a valuation allowance was recorded to reduce the deferred tax assets to its recoverable amounts.

	December 31,
	2018	2017	2016
	USD in thousands
Deferred tax assets:
Operating loss carryforward	18,711	8,838	2,636

Deferred taxes due to carryforward losses	4,303	2,033	606
	4,303	2,033	606

Valuation allowance	(4,303)	(2,033)	(606)
Net deferred tax asset	--	--	--

4.	The Company has no uncertain tax positions and foreign sources of income.

5.	The Company has final tax assessments until and including 2016.